UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 23, 2016
(Date of earliest event reported)

Commission file number 1-34192

MAXIM INTEGRATED PRODUCTS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	94-2896096 (I.R.S. Employer I. D. No.)

160 Rio Robles
San Jose, California 95134
(Address of Principal Executive Offices including Zip Code)

(408) 601-1000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 23, 2016, Maxim Holding Company Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“MHCL”) and a wholly-owned, indirect subsidiary of Maxim Integrated Products, Inc., a Delaware corporation (“Maxim”), entered into a credit agreement (the “Credit Agreement”) with The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (the “Lender”). The Credit Agreement provides for, among other things, the Lender making an unsecured term loan in an amount equal to $250,000,000 to MHCL and has a maturity date of June 22, 2017. The Credit Agreement contains customary representations, warranties and events of default, as well as certain restrictive covenants customary for facilities of this type, including restrictions on indebtedness, liens, fundamental changes and asset sales and transactions with affiliates.

Maxim executed a guaranty, dated as of June 23, 2016 (the “Guaranty”) in favor of the Lender. Pursuant to the Guaranty, Maxim agreed to guarantee the payment of the obligations of MHCL to the Lender under the Credit Agreement in the event MHCL is unable to satisfy those obligations in the future. The Guaranty also contains certain other customary provisions.

The foregoing description of the Credit Agreement and Guaranty does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement and Guaranty, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Credit Agreement by and between Maxim Holding Company Ltd. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, dated June 23, 2016.
10.2	Guaranty by Maxim Integrated Products, Inc. in favor of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, dated June 23, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 24, 2016

Maxim Integrated Products, Inc.

By:/s/ Bruce E. Kiddoo

Bruce E. Kiddoo Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Credit Agreement by and between Maxim Holding Company Ltd. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, dated June 23, 2016.
10.2	Guaranty by Maxim Integrated Products, Inc. in favor of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, dated June 23, 2016.